SCHEDULE 14A

                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement          [ ]   Confidential, for Use of the
[X]   Definitive Proxy Statement                 Commission Only (as permitted
[ ]   Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]   Soliciting Material Pursuant
      to Rule 14a-11(c) or Rule 14a-12

                          Bentley Pharmaceuticals, Inc.
            -------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


            -------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii),  14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------


     5)   Total fee paid:

          ----------------------------------------------------------------


[X]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ----------------------------------------------------------------


     2)   Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------


     3)   Filing Party:

          ----------------------------------------------------------------


     4)   Date Filed:

          ----------------------------------------------------------------

                          BENTLEY PHARMACEUTICALS, INC.
                                ONE URBAN CENTRE
                                    SUITE 550
                             4830 WEST KENNEDY BLVD.
                              TAMPA, FLORIDA 33609

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 14, 1996

                                   ----------

                                                                  Tampa, Florida
                                                                     May 3, 1996
To the Stockholders of
Bentley Pharmaceuticals, Inc.

           NOTICE IS HEREBY GIVEN that the Annual Meeting (the "Meeting") of Stockholders of BENTLEY PHARMACEUTICALS, INC., a Florida corporation (the "Company"), will be held on Friday, June 14, 1996 at 8:00 a.m., local time at the Downtown Athletic Club, 19 West Street, New York, New York 10004 for the purpose of considering and acting upon the following matters:

          (1)  The  election of two Class III  Directors to serve until the 1999
               Annual  Meeting  of   Stockholders  or  until  the  election  and
               qualification of their respective successors;

          (2) A proposal to amend the Company's Articles of Incorporation to increase the number of its authorized shares of Common Stock, $.02 par value, from 20,000,000 to 35,000,000 shares;

          (3) A proposal to approve the grant of stock options to the Company's executive officers; and

          (4) The transaction of such other business as may properly be brought before the meeting or any adjournment or postponement thereof.

           The Board of Directors has fixed the close of business on May 2, 1996 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting.

           You are cordially invited to attend the Meeting. Whether or not it is your intention to attend the Meeting, you are urged to complete, sign and date the enclosed form of proxy, and return it promptly in the enclosed reply envelope. No postage is required if mailed in the United States. Returning your proxy does not deprive you of your right to attend the Meeting and to vote your shares in person. THIS SOLICITATION IS BEING MADE ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS.

                                              By Order of the Board of Directors

                                              /s/ Michael D. Price
                                              ----------------------------------
                                              MICHAEL D. PRICE
                                              Secretary

                          BENTLEY PHARMACEUTICALS, INC.
                                ONE URBAN CENTRE
                                    SUITE 550
                             4830 WEST KENNEDY BLVD.
                              TAMPA, FLORIDA 33609


                                 --------------
                                 PROXY STATEMENT

                       FOR ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 14, 1996

                                 --------------





           This Proxy Statement, to be mailed to stockholders on or about May 8, 1996, is furnished in connection with the solicitation by the Board of Directors of Bentley Pharmaceuticals, Inc., a Florida corporation (the "Company"), of proxies in the accompanying form ("Proxy" or "Proxies") for use at the Annual Meeting of Stockholders of the Company to be held on June 14, 1996 at 8:00 a.m., local time at the Downtown Athletic Club, 19 West Street, New York, New York 10004 and at any adjournments or postponements thereof (the "Meeting").

           All Proxies received will be voted in accordance with the specifications made thereon or, in the absence of any specification, for the election of all of the nominees named herein to serve as Directors and for the proposals to amend the Company's Articles of Incorporation and grant options to the Company's executive officers. Any Proxy given pursuant to this solicitation may be revoked by the person giving it any time prior to the exercise of the powers conferred thereby by notice in writing to Michael D. Price, Secretary of the Company, One Urban Centre, Suite 550, 4830 West Kennedy Blvd., Tampa, Florida 33609, by execution and delivery of a subsequent Proxy or by attendance and voting in person at the Meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such Proxy.

           Only holders of record of the Company's issued and outstanding Common Stock, $.02 par value (the "Common Stock"), as of the close of business on May 2, 1996 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were issued and outstanding 3,331,472 shares of the Company's Common Stock, each of which is entitled to one vote upon each matter at the Meeting. The holders of a majority of the shares entitled to vote at the Meeting will constitute a quorum for the transaction of business. Proxies submitted which contain abstentions or broker non-votes will be deemed present at the Meeting in determining the presence of a quorum. A plurality of the votes cast at the Meeting at which a quorum is present will be required for the election of Directors and the affirmative vote of the holders of a majority of the votes cast at the Meeting at which a quorum is present will be required to approve the amendment to the Company's Articles of Incorporation and to approve the proposal to grant options to the executive officers. Shares of Common Stock that are voted to abstain and shares which are subject to broker non-votes with respect to any matter will not be considered cast with respect to that matter.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

           The following table sets forth information as of April 26, 1996 as to
(i) each person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who is known to the Company to be the beneficial owner of more than five percent of the Company's Common Stock, its only class of voting securities, and (ii) the shares of the Company's Common Stock beneficially owned by all Executive Officers and Directors of the Company as a group.

                                             AMOUNT AND
                                             NATURE OF
                                             BENEFICIAL             PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER:        OWNERSHIP (1)          OF CLASS
- -------------------------------------        -------------          --------

Shulmit Pritziker                              453,020 (2)            13.01%
50 Broad Street
New York, New York 10004

Ilya Margulis                                  427,300 (3)            12.53%
50 Broad Street
New York, New York 10004

Light Associates                               200,594 (4)             6.02%
1031 Rosewood Way
Alameda, California 94501

All current Executive Officers and             114,715 (6)             3.33%
Directors as a group (6 persons)

- --------------

          (1) Except as otherwise indicated, all shares are beneficially owned, and sole investment and voting power is held, by the persons named.

          (2)  Includes 150,904 shares which Shulmit  Pritziker has the right to
               acquire   pursuant  to  presently   exercisable   stock  purchase
               warrants.

          (3)  Includes  79,100  shares  which  Ilya  Margulis  has the right to
               acquire   pursuant  to  presently   exercisable   stock  purchase
               warrants.

          (4)  As reported in the Light Associates  Schedule 13-D (Amendment No.
               6) dated January 11, 1996.

          (5) Includes 111,600 shares of Common Stock which certain of the current Executive Officers and Directors have a right to acquire pursuant to presently exercisable stock options.

                        SECURITY OWNERSHIP OF MANAGEMENT

           The following table sets forth information regarding beneficial ownership of the Company's Common Stock as of April 26, 1996 as to (i) each Director and nominee for Director of the Company, (ii) each Executive Officer of the Company named in the Summary Compensation Table set forth below, and (iii) all current Executive Officers and Directors as a group.

                                       AMOUNT AND NATURE OF            PERCENT
NAME                                   BENEFICIAL OWNERSHIP (1)        OF CLASS
- ----                                   ------------------------        --------

James R. Murphy                                28,587 (2)                 *
Chairman of the Board, President,
Chief Executive Officer and Director

Robert M. Stote, M.D                           54,050 (3)                 1.60%
Senior Vice President, Chief
Science Officer and Director

Michael D. Price                               21,653 (4)                 *
Vice President, Chief
Financial Officer, Secretary,
Treasurer and Director

Randolph W. Arnegger                            2,213 (5)                 *
Director

Charles L. Bolling                              5,900 (6)                 *
Director

Doris E. Wardell                                2,312 (7)                 *
Director

All current Executive Officers
and Directors as a group (6 persons)          114,715 (8)                 3.33%


- ---------------------------------

          *    Less than one percent

          (1) Except as otherwise indicated, all shares are beneficially owned, and sole investment and voting power is held, by the persons named.

          (2) Includes 28,000 shares of Common Stock which Mr. Murphy has the right to acquire pursuant to presently exercisable stock options.

          (3) Includes 53,750 shares of Common Stock which Dr. Stote has the right to acquire pursuant to presently exercisable stock options.

               (Footnote explanations continue on following page)

          (4) Includes 101 shares of Common Stock owned by Mr. Price's sons as to which Mr. Price disclaims beneficial ownership. Also includes 21,250 shares of Common Stock which Mr. Price has the right to acquire pursuant to presently exercisable stock options.

          (5) Includes 1,600 shares of Common Stock which Mr. Arnegger has the right to acquire pursuant to presently exercisable stock options.

          (6) Includes 100 shares of Common Stock owned by Mr. Bolling's wife as to which Mr. Bolling disclaims beneficial ownership. Includes 5,000 shares of Common Stock which Mr. Bolling has the right to acquire pursuant to presently exercisable stock options.

          (7) Includes 2,000 shares of Common Stock which Mrs. Wardell has the right to acquire pursuant to presently exercisable stock options.

          (8) Includes 111,600 shares of Common Stock which certain of such Executive Officers and Directors have the right to acquire pursuant to presently exercisable stock options.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

           The Company's Articles of Incorporation and By-Laws provide for a classified Board of Directors. The Board is divided into three classes designated Class I, Class II and Class III. The nominees below are being presented for election as Class III Directors to hold office until the 1999 Annual Meeting of Stockholders. The term of each Class I Director is to expire at the 1997 Annual Meeting of Stockholders and the term of each Class II Director is to expire at the 1998 Annual Meeting of Stockholders. Unless instructed to the contrary, the persons named in the enclosed Proxy intend to cast all votes pursuant to Proxies received in favor of the persons listed under the heading "Nominees" below as Directors. The nominees, each of whom presently serves as a Director, have indicated to the Company their availability for election. In the event that the nominees should not continue to be available for election, the holders of the Proxies may exercise their discretion to vote for substitutes. Officers hold office until the meeting of the Board of Directors following each Annual Meeting of Stockholders and until their successors have been chosen and qualified.

           The following information is furnished with respect to the nominees and each other continuing member of the Company's Board of Directors.

                                                                                   CLASS
                                                                                     OF           YEAR
                                          POSITIONS WITH                          DIRECTOR       FIRST
                                           THE COMPANY                             (UPON         BECAME
NAME                               AGE    PRESENTLY HELD                          ELECTION)     DIRECTOR
- ----                               ---    --------------                          ---------     --------
NOMINEES:

James R. Murphy                    46     Chairman of the Board, President,         III           1993
                                          Chief Executive Officer and Director

Robert M. Stote, M.D.              56     Senior Vice President, Chief              III           1993
                                          Science Officer and Director

DIRECTORS WHOSE TERMS OF OFFICE
CONTINUE AFTER THE MEETING:

Randolph W. Arnegger               51     Director                                  II            1994

Charles L. Bolling                 72     Director                                  II            1991

Michael D. Price                   38     Vice President, Chief Financial           II            1995
                                          Officer, Secretary, Treasurer
                                          and Director

Doris E. Wardell                   57     Director                                  I             1994


BACKGROUND OF NOMINEES

           JAMES R. MURPHY became President and Chief Operating Officer of the Company on September 7, 1994, was named Chief Executive Officer effective January 1, 1995 and became Chairman of the Board on June 9, 1995. Prior to rejoining the Company, Mr. Murphy served as Vice President of Business
Development at MacroChem Corporation, a publicly owned pharmaceutical company, from March 1993 through September 1994. From September 1992 until March 1993, Mr. Murphy served as a Consultant to the pharmaceutical industry with his primary efforts directed toward product licensing. Prior thereto, Mr. Murphy served as Director - Worldwide Business Development and Strategic Planning of the Company from December 1991 to September 1992. Mr. Murphy previously spent 14 years in basic pharmaceutical research and product development with SmithKline Corporation and in business development with contract research laboratories. Mr. Murphy received a B.A. in Biology from Millersville University.

           ROBERT M. STOTE, M.D. became Senior Vice President and Chief Science Officer of the Company in March 1992. Prior to joining the Company, Dr. Stote was employed for 20 years by SmithKline Beecham Corporation serving as Senior Vice President and Medical Director, Worldwide Medical Affairs from 1989 to 1992, and Vice President-Clinical Pharmacology-Worldwide from 1987 to 1989. From 1984 to 1987 Dr. Stote was Vice President-Phase I Clinical Research, North America. Dr. Stote was Chief of Nephrology at Presbyterian Medical Center of Philadelphia from 1972 to 1989 and was Clinical Professor of Medicine at the University of Pennsylvania. Dr. Stote received a B.S. in Pharmacy from the Albany College of Pharmacy, an M.D. from Albany Medical College and is Board Certified in Internal Medicine and Nephrology. He was a Fellow in Nephrology and Internal Medicine at the Mayo Clinic and is currently a Fellow of the American College of Physicians.

BACKGROUND OF CONTINUING DIRECTORS

           RANDOLPH W. ARNEGGER is the President of Vantage Point Marketing, a developer and producer of continuing medical education programs, medically oriented direct mail programs, and medical convention programs, a position he has held since 1986. Prior thereto, Mr. Arnegger served as Vice President of Account Services for Curtin & Pease/Peneco, a national direct mail firm, and Vice President for Pro Clinica, a medical advertising agency in New York.

           CHARLES L. BOLLING served from 1968 to 1973 as Vice President of Product Management and Promotion (U.S.), from 1973 to 1977 as Vice President of Commercial Development and from 1977 to 1986 as Director of Business Development (International) at Smith Kline & French Laboratories. Mr. Bolling has been retired since 1986.

           MICHAEL D. PRICE became Chief Financial Officer, Vice President/Treasurer and Secretary of the Company in October 1993, April 1993 and November 1992, respectively. He has served the Company in other capacities since March 1992. Prior to joining the Company, Mr. Price was employed as a financial and management consultant with Carr Financial Group in Tampa, Florida from March 1990 to March 1992. Prior thereto, he was employed as Vice President of Finance with Premiere Group, Inc., a real estate developer in Tampa, Florida from June 1988 to February 1990. Prior thereto, Mr. Price was employed by Price Waterhouse in Tampa, Florida from January 1982 to June 1988 where his last position with that firm was as an Audit Manager. Mr. Price received a B.S. in Business Administration with a concentration in Accounting from Auburn University and an M.B.A. from Florida State University. Mr. Price is a Certified Public Accountant in the State of Florida.

           DORIS E. WARDELL has been a consultant in the health care industry since July 1995, assisting clients with solutions with respect to patient care and nurse satisfaction issues. Prior thereto, she was Assistant Professor/Clinical Services Coordinator at the University of Utah College of Nursing from April 1994 to July 1995, and was previously involved in Integrated Care special projects at Allegheny General Hospital, serving as Acting Vice President of Nursing at Allegheny General Hospital from September 1992 to June 1994 and Assistant Vice President of Nursing from

December 1989 to September 1992. Prior thereto, Mrs. Wardell served as Vice President of Administration at Beaver Medical Center from April 1987 to November 1989. From March 1980 to April 1987, she was employed by Chestnut Hill Hospital as Vice President of Nursing and Director of Nursing Services from August 1978 to March 1980.

COMMITTEES OF THE BOARD OF DIRECTORS; BOARD OF DIRECTORS MEETINGS

           The Board of Directors has an Audit Committee and a Compensation Committee. The Audit Committee recommends to the Board of Directors the appointment of independent auditors to audit the Company's consolidated financial statements, reviews the Company's internal control procedures and advises the Company on tax and other matters connected with the growth of the Company. The Audit Committee also reviews with management the annual audit and other work performed by the independent auditors. The Company's Compensation Committee administers the Company's 1991 Stock Option Plan and reviews and recommends to the Board of Directors the nature and amount of compensation to be paid to the Company's executive officers. The Audit Committee consists of Messrs. Arnegger, Bolling, and Price. The Compensation Committee consists of Mrs. Wardell and Messrs. Arnegger and Bolling.

           During the Company's last fiscal year ended December 31, 1995, the Board of Directors held five meetings, the Audit Committee held two meetings and the Compensation Committee held three meetings. Each Director attended at least 75% of the total number of meetings of the Board of Directors which were held during the period he or she served as a Director in the fiscal year ended December 31, 1995 and meetings of each Committee on which such Director served.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

           The members of the Compensation Committee during 1995 were Mrs. Wardell and Messrs. Arnegger and Bolling, all of whom are non-employee Directors. No member of the Compensation Committee has a relationship that would constitute an interlocking relationship with Executive Officers or Directors of another entity.

REMUNERATION OF NON-EMPLOYEE DIRECTORS

           The Company pays non-employee Director fees equal to $12,000 per year for attendance at meetings and reimburses expenses incurred in attending meetings. Total non-employee Director fee payments during the year ended December 31, 1995 were $33,000 and expenses incurred by non-employee Directors in attending meetings which were reimbursed by the Company totaled $1,908. In addition, options to purchase 1,000 shares of Common Stock are automatically granted to each Director upon his or her election or reelection to the Board for each year of the term for which he or she is elected. The options vest as to 1,000 shares at the end of each year of such term. During the year ended December 31, 1995, the Company granted to the individuals who served as non-employee Directors during such fiscal year, options to purchase an aggregate of 6,000 shares of Common Stock in recognition of such services. The options which were granted pursuant to the 1991 Stock Option Plan, are exercisable for ten years (commencing one year from the date of the grant) at an exercise price of $3.75 per share (representing the fair market value of the Common Stock on the date of grant).

           Non-employee Directors who serve on committees of the Company's Board of Directors are awarded 200 shares of Common Stock annually. During the fiscal year ended December 31, 1995, 817 shares of Common Stock were granted to non-employee Directors.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

           The following table sets forth the total compensation paid to or accrued by the Company for the account of the current Chief Executive Officer and the executive officers at December 31, 1995 whose total cash compensation for the year ended December 31, 1995 exceeded $100,000.


                                                                                          LONG-TERM COMPENSATION
                                                                                  -------------------------------------
                                               ANNUAL COMPENSATION                         AWARDS              PAYOUTS
                                  --------------------------------------------    -------------------------   ---------
                                                                                               SECURITIES
                                                                       OTHER      RESTRICTED   UNDERLYING       LTIP        ALL
NAME AND PRINCIPAL                                                     ANNUAL       STOCK       OPTIONS/       PAYOUTS     OTHER
POSITION                             YEAR      SALARY ($)  BONUS($)   COMP.($)    AWARDS ($)    SARS (#)         ($)      COMP.(1)
- ----------------------------      ----------   ----------  --------  ---------    ----------  -------------   ---------   --------
James R. Murphy (2)             Y/E  12/31/95   $187,500     -           -              -       50,000          -       $  4,620
Chairman of the Board,          Y/E  12/31/94   $ 55,903     -           -       $    685            -          -       $ 12,000
President, Chief Executive
Officer and Director

Robert M. Stote (3)             Y/E  12/31/95   $203,750     -           -              -       37,500          -       $  4,620
Senior Vice President,          Y/E  12/31/94   $200,000     -           -              -            -          -             --
Chief Science Officer           Y/E  12/31/93   $211,538     -           -       $  2,375       20,000          -       $ 14,854
and Director

Michael D. Price (4)            Y/E  12/31/95   $114,808     -           -              -       22,500          -       $  4,620
Vice President, Chief           Y/E  12/31/94   $100,000     -           -              -            -          -              -
Financial Officer, Treasurer    Y/E  12/31/93   $ 90,525     -           -       $  2,375        9,000          -              -
Secretary and Director

- ----------------------------------------------

          (1) The value of perquisites provided to the named executive officers did not exceed 10% of total compensation in any case.

          (2) Mr. Murphy, Chairman, President and Chief Executive Officer, has been employed by the Company since September 1994. Mr. Murphy's annual salary is currently $225,000. During the year ended December 31, 1995, Mr. Murphy was awarded stock options to purchase 50,000 shares of Common Stock at $3.75 per share, 50% of which vest on June 12, 1996 and the balance of which vest on June 12, 1997. During the year ended December 31, 1995, the Company provided to Mr. Murphy matching funds totaling $4,620 pursuant to the terms of a Company sponsored 401(k) retirement plan (see "401(k) Retirement Plan"). During the year ended December 31, 1994, Mr. Murphy was reimbursed $12,000 for costs related to his relocation upon accepting employment with the Company. During the year ended December 31, 1994, Mr. Murphy was awarded stock options to purchase 2,000 shares of Common Stock at $11.25 per share upon his election to the Board of Directors on June 9, 1994. Of these options, 1,000 options vested on June 9, 1995 and the remaining 1,000 options are scheduled to vest on June 9, 1996. Compensation for services rendered in other capacities prior to becoming an executive officer of the Company is excluded. Prior to becoming an executive officer, in his capacity as an outside Director, Mr. Murphy was awarded 137 shares of Common Stock for services rendered in 1994 as a member of a Committee of the Board of Directors.

          (3) Dr. Stote, Senior Vice President and Chief Science Officer, has been employed by the Company since March 1992. Dr. Stote's annual salary is currently $215,000. During the year ended December 31,

               (Footnote explanations continue on following page)

               1995, Dr. Stote was awarded stock options to purchase 37,500 shares of Common Stock at $3.75 per share, 50% of which vest on June 12, 1996 and the balance of which vest on June 12, 1997. During the year ended December 31, 1995, the Company provided to Dr. Stote matching funds totaling $4,620 pursuant to the terms of a Company sponsored 401(k) retirement plan (see "401(k) Retirement Plan"). During the year ended December 31, 1993, Dr. Stote was awarded stock options to purchase 20,000 shares of Common Stock at $20.00 per share, all of which are fully vested. Also during the year ended December 31, 1993, Dr. Stote was awarded 100 shares of the Company's restricted Common Stock. Dr. Stote was reimbursed $14,854 during the year ended December 31, 1993 for costs related to his relocation upon accepting employment with the Company.

          (4) Mr. Price, Vice President, Chief Financial Officer, Secretary, and Treasurer has been employed by the Company since March 1992. Mr. Price's annual salary is currently $125,000. During the year ended December 31, 1995, Mr. Price was awarded stock options to purchase 22,500 shares of Common Stock at $3.75 per share, 50% of which vest on June 12, 1996 and the balance of which vest on June 12, 1997. During the year ended December 31, 1995, the Company provided to Mr. Price matching funds totaling $4,620 pursuant to the terms of a Company sponsored 401(k) retirement plan (see "401(k) Retirement Plan"). During the year ended December 31, 1993, Mr. Price was awarded stock options to purchase 9,000 shares of Common Stock at $20.00 per share, all of which are fully vested. Also during the year ended December 31, 1993, Mr. Price was awarded 100 shares of the Company's restricted Common Stock. Compensation for services rendered in other capacities prior to becoming an executive officer of the Company is excluded.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

           The following table sets forth the details of options granted to the individuals listed in the Summary Compensation table during the year ended December 31, 1995. No stock appreciation rights have been granted to date.

                                         OPTION/SAR GRANTS IN THE YEAR ENDED DECEMBER 31, 1995
                                         -----------------------------------------------------
                                                                                       POTENTIAL
                                                                                      REALIZABLE
                                                                                        VALUE AT
                                                                                        ASSUMED
                                                                                      ANNUAL RATES
                                                                                       OF  STOCK
                                                                                         PRICE
                                                                                      APPRECIATION
                                                                                       FOR OPTION
                                              INDIVIDUAL GRANTS                          TERMS
                            ----------------------------------------------------     ----------------
                            NUMBER  OF      % OF TOTAL
                            SECURITIES     OPTIONS/SARS    EXERCISE
                            UNDERLYING      GRANTED TO     OR BASE
                             OPTIONS       EMPLOYEES IN     PRICE     EXPIRATION
NAME                        GRANTED (#)    FISCAL YEAR    ($/SHARE)      DATE         5% ($)   10% ($)
- ----                        -----------    -----------    ---------   ----------     ------   -------
James R. Murphy (1)           50,000         42.9%         $3.75       06/12/05     $117,918   $298,827

Robert M. Stote, M.D. (2)     37,500         32.2%         $3.75       06/12/05     $ 88,438   $224,120

Michael D. Price (3)          22,500         19.3%         $3.75       06/12/05     $ 53,063   $134,472
- ------------------------------------------

(1) Mr. Murphy was granted ten-year options in 1995 to purchase 50,000 shares of Common Stock at $3.75 per share under the 1991 Stock Option Plan (see "Stock Option Plans"). The options, which were granted at their fair market value ($3.75) on the date of grant, are scheduled to vest as to 25,000 shares on each of June 12, 1996 and 1997.

               (Footnote explanations continue on following page)

(2) Dr. Stote was granted ten-year options in 1995 to purchase 37,500 shares of Common Stock at $3.75 per share under the 1991 Stock Option Plan (see "Stock Option Plans"). The options, which were granted at their fair market value ($3.75) on the date of grant, are scheduled to vest as to 18,750 shares on each of June 12, 1996 and 1997.

(3) Mr. Price was granted ten-year options in 1995 to purchase 22,500 shares of Common Stock at $3.75 per share under the 1991 Stock Option Plan (see "Stock Option Plans"). The options, which were granted at their fair market value ($3.75) on the date of grant, are scheduled to vest as to 11,250 shares on each of June 12, 1996 and 1997.

AGGREGATED  OPTION  EXERCISES  IN LAST  FISCAL YEAR AND FISCAL  YEAR-END  OPTION
VALUES

           The following table sets forth certain information concerning the number of shares of Common Stock acquired upon the exercise of stock options during the year ended December 31, 1995 by, and the number and value at December 31, 1995 of shares of Common Stock subject to unexercised options held by, the individuals listed in the Summary Compensation Table.

                                                                 NUMBER OF
                                                                SECURITIES               VALUE OF
                                                                UNDERLYING             UNEXERCISED
                                                                UNEXERCISED           IN-THE-MONEY
                                                              OPTIONS/SARS AT       OPTIONS/SARS AT
                                                             FY-END (# SHARES)         FY-END ($)
                       SHARES                              -------------------      -----------------
                      ACQUIRED            VALUE                EXERCISABLE/           EXERCISABLE/
NAME                 ON EXERCISE (#)    REALIZED ($)          UNEXERCISABLE         UNEXERCISABLE (1)
- ------------------   ---------------    ------------       -------------------      -----------------
James R. Murphy           -                  -              3,000 / 50,000             -0- / -0-

Robert M. Stote, M.D.     -                  -             35,000 / 37,500             -0- / -0-

Michael D. Price          -                  -             10,000 / 22,500             -0- / -0-

- -----------

     (1) Represents the closing price of the Company's Common Stock on the American Stock Exchange on December 29, 1995 minus the respective exercise prices.

EMPLOYMENT AGREEMENTS

           Mr. James R. Murphy, Chairman Of The Board, President and Chief Executive Officer, entered into an employment agreement with the Company dated as of June 12, 1995 providing for an initial term which expires on June 12, 1998. Under the terms of this agreement, Mr. Murphy's annual base salary is $225,000. The agreement with Mr. Murphy also provides for bonuses at the recommendation and discretion of the Compensation Committee of the Company's Board Of Directors and a severance payment equal to two years salary and immediate vesting of all outstanding stock options upon termination following a change in control of the Company. Pursuant to the agreement, if terminated without cause, Mr. Murphy will be entitled to a severance payment equal to one year salary and immediate vesting of all outstanding stock options.

           Dr. Robert M. Stote, Senior Vice President and Chief Science Officer, entered into an employment agreement with the Company dated as of June 12, 1995 providing for an initial term which expires on June 12, 1998. Under the terms of this agreement, Dr. Stote's annual base salary is $215,000. The agreement with Dr. Stote also provides for bonuses at the recommendation and discretion of the Compensation Committee of the Company's Board of Directors and a severance payment equal to two years salary and immediate vesting of all outstanding stock options upon termination following a change in control of the Company. Pursuant to the agreement, if terminated without cause, Dr. Stote will be entitled to a severance payment equal to one year salary and immediate vesting of all outstanding stock options.

           Mr. Michael D. Price, Vice President, Chief Financial Officer, Secretary and Treasurer, entered into an employment agreement with the Company dated as of June 12, 1995 providing for an initial term which expires on June 12, 1998. Under the terms of this agreement, Mr. Price's annual base salary is $125,000. The agreement with Mr. Price also provides for bonuses at the recommendation and discretion of the Compensation Committee of the Company's Board of Directors and a severance payment equal to two years salary and immediate vesting of all outstanding stock options upon termination following a change in control of the company. Pursuant to the agreement, if terminated without cause, Mr. Price will be entitled to a severance payment equal to one year salary and immediate vesting of all outstanding stock options.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

           Section 16(a) of the Securities Exchange Act Of 1934, as amended, requires the Company's executive officers and directors, and any persons who own more than 10% of any class of the Company's equity securities, to file certain reports relating to their ownership of such securities and changes in such ownership with the Securities and Exchange Commission and the American Stock Exchange and to furnish the Company with copies of such reports. To the Company's knowledge, during the year ended December 31, 1995, all Section 16(a) filing requirements have been satisfied.

STOCK OPTION PLANS

           The Company's Incentive Stock Option Plan and Non-Qualified Stock Option Plan (the "Plans") were terminated by the Board of Directors pursuant to their provisions on September 30, 1991. Although outstanding options were not affected by such termination, options may no longer be granted thereunder. Options granted under the Incentive Stock Option Plan to purchase shares of Common Stock are intended to qualify as "incentive stock options" under Section 422A (now Section 422) of the Internal Revenue Code of 1986, as amended (the "Code"). Participation in the Plans was limited to employees and Directors of the Company selected by the Compensation Committee, which determined the number of shares subject to any option, the option exercise price per share which could not be less than 98% (in the case of the Non-Qualified Stock Option Plan) or 100% (in the case of the Incentive Stock Option Plan) of the fair market value of the Common Stock on the date of grant and the time period (which could not exceed ten years from the date of grant) within which, and the conditions under which, all or portions of each option could be exercised.

1991 STOCK OPTION PLAN

           The Company's 1991 Stock Option Plan (the "1991 Plan") was unanimously adopted by the Board Of Directors on September 30, 1991, approved by the Stockholders at the December 16, 1991 Annual Meeting of Stockholders and amended to increase the number of shares available under the plan to an aggregate of 240,000 by the Stockholders at the February 1993 and June 1994 Annual Meetings of Stockholders. The purpose of the 1991 Plan is to promote the interests of the Company in attracting and retaining employees (including officers) and experienced and knowledgeable non-employee Directors for the Company and its subsidiaries, by enabling them to acquire or increase a proprietary interest in the Company, to benefit from appreciation in the value of the Company's Common Stock and, thus, participate in the long-term growth of the Company.

           The 1991 Plan replaced the Plans (See "Stock Option Plans") which terminated as to future grants on September 30, 1991.

           As of April 26, 1996, although no options had been exercised, options to purchase 204,100 shares held by 12 optionees were outstanding at a weighted average per share exercise price of $27.11 and 35,900 shares are available for future grants under the 1991 Plan.

           The 1991 Plan is administered by a committee of the Board of Directors of not less than two Directors, each of whom must be "disinterested persons" within the meaning of regulations promulgated by the Securities and Exchange Commission. The Board of Directors has designated the Compensation Committee of the Board consisting of Mrs. Wardell and Messrs. Arnegger and Bolling to administer the 1991 Plan. The Compensation Committee has the authority under the 1991 Plan to determine the terms of options granted under the 1991 Plan, including, among other things, the individuals who shall receive options, the times when they shall receive them, whether an incentive stock option and/or non-qualified option shall be granted, the number of shares to be subject to each option, and the date or dates each option shall become exercisable.

           No options may be granted under the 1991 Plan after September 30, 2001. The Board may amend, suspend or terminate the 1991 Plan or any portion thereof at any time and from time to time in such respects as it deems necessary or advisable (including without limitation to conform with applicable law or the regulations or rulings thereunder), but may not without the approval of the Company's shareholders make any alteration or amendment thereof which would (i) change the class of those eligible to receive options, (ii) increase the maximum number of shares for which options may be granted (except for anti-dilution adjustments) or (iii) materially increase the benefits to participants under the 1991 Plan.

           During the fiscal year ended December 31, 1995, options to purchase 50,000, 37,500, 22,500 and 110,000 shares of Common Stock were granted to Mr. Murphy, Dr. Stote, Mr. Price and all Executive Officers as a group, respectively. The options were granted at $3.75 per share, representing the fair market value of the Common Stock on the date of grant. The expiration date of these options is June 12, 2005.

           Also during the fiscal year ended December 31, 1995, options to purchase 6,000 and 6,500 shares of Common Stock were granted to non-employee Directors of the Company and to employees of the Company who are not executive officers, respectively. Such options were granted at $3.75 per share, representing the fair market value of the Common Stock on the date of grant. The expiration date of these options is June 12, 2005.

401(K) RETIREMENT PLAN

           The Company sponsors a 401(k) retirement plan (the "401(k) Plan") under which eligible employees may contribute, on a pre-tax basis, between 1% to 15% of their respective total annual income from the Company, subject to maximum aggregate annual contribution imposed by the Internal Revenue Code of 1986 as amended. All full-time employees who have worked for the Company for at least six months are eligible to participate in the 401(k) Plan. All employee contributions are allocated to the employee's individual account and are invested in various investment options as directed by the employee. Cash contributions are fully vested and nonforfeitable. The Company elected to make its first matching contributions to the 401(k) Plan for the 1995 fiscal year in the amount of $19,000, and is continuing to match 50% of each eligible employee's contribution in 1996.

COMPENSATION COMMITTEE REPORT

           The Compensation Committee of the Board of Directors, which is comprised of three non-employee Directors of the Company, determines, to the extent not fixed pursuant to the terms of applicable employment agreements, the compensation of the Chief Executive Officer, other employee members of the Board of Directors, and all other employees whose annual compensation exceeds $50,000. The compensation levels of such officers, Directors and employees are subject to the approval of the Board of Directors.

           The Compensation Committee, being responsible for overseeing and approving executive compensation and grants of stock options, is in a position to appropriately balance the current cash compensation considerations with the longer-range incentive-oriented growth outlook associated with stock options.

           The main objectives of the Company's compensation structure include rewarding individuals for their respective contributions to the Company's performance, providing executive officers with a stake in the long-term success of the Company and providing compensation programs and policies that will attract and retain qualified executive personnel. The Board of Directors and the Compensation Committee place a great deal of importance on job security and recognize that by offering executives protection against job loss, it can be more successful in recruiting experienced executives from large, established pharmaceutical companies to relocate with the Company in Florida. Historically, the members of the Board of Directors and the Compensation Committee have chosen to achieve these objectives through salary increases, bonuses and periodic stock option grants. The Committee considered each of these factors in approving the salary for Mr. Murphy, who was engaged to serve as Chief Executive Officer as of January 1, 1995.

           The Compensation Committee considers, among other things, the performance of the Company, compensation levels in competing companies, individual contributions to the Company and the length of service with the Company. The Compensation Committee also considered independent surveys of executive compensation of similarly situated companies


           Compensation through the periodic grant of stock options under the Company's stock option plans is intended to coordinate executives' and stockholders' long-term interests by creating a direct link between a portion of executive compensation and increases in the price of Common Stock and the long-term success of the Company. This method of compensation also permits the Company to preserve its cash resources.

           The Compensation Committee, while recognizing the significant improvement in operating results and reduced losses in 1995, decided not to recommend bonuses for 1995 after considering the Company's limited resources. Upon consideration of the Company's improving performance in recent months, the Compensation Committee of the Board of Directors believes that future consideration of executive compensation will focus increasingly on evaluating executive performance according to the results achieved by the Company. Although the extraordinary individual contributions of each executive officer must be recognized when appropriate, it can be expected that any future substantial increases in executive compensation will be correlated to improvements in the Company's results of operations.


COMPENSATION COMMITTEE
- ----------------------
Doris E. Wardell
Randolph W. Arnegger
Charles L. Bolling

COMMON STOCK PERFORMANCE

           The graph presented below compares the cumulative total shareholder return on the Company's Common Stock for the five years ended December 31, 1995 with the cumulative total shareholder return for such period reflected in both the Standard and Poor's (S&P) 500 Stock Index and a peer group index of two competing pharmaceutical companies (Cytogen Corp. and Ribi Immunochem Research, Inc.). The graph (and the information relating to it) was obtained by the Company from S&P. The comparative returns shown in the graph assume (i) the investment of $100 in the Company's Common Stock, the common stock of the companies included in the S&P 500 Stock Index and the common stock of the two peer group companies at the market close on December 31, 1990 and (ii) the reinvestment of all dividends.

                              [GRAPH APPEARS HERE]

                TOTAL SHAREHOLDER RETURNS - DIVIDENDS REINVESTED

                            ANNUAL RETURN PERCENTAGE

                                              Years Ended December 31,
                                              ------------------------
COMPANY/INDEX                        1991      1992     1993      1994     1995
- -------------                       ------    ------   ------    ------   ------

S & P 500 Comp-Ltd                  30.47     7.62      10.08      1.32    37.58
Bentley Pharmaceuticals            302.56   -68.15     -60.00    -80.00   -55.00
Peer Group                          81.92    17.30     -56.39    -44.72    35.19


                                 INDEXED RETURNS

                                              Years Ended December 31,
                                              ------------------------
COMPANY/INDEX                 1990     1991     1992     1993     1994     1995
- -------------                ------   ------   ------   ------   ------   ------

S & P 500 Comp-Ltd              100   130.47   140.41   154.56   156.60   215.45
Bentley Pharmaceuticals         100   402.56   128.21    51.28    10.26     4.62
Peer Group                      100   181.92   213.40    93.07    51.45    69.55



PEER GROUP COMPANIES:
- ---------------------

Cytogen Corp.
Ribi Immunochem Research Inc.

                                   PROPOSAL 2

                         PROPOSAL TO INCREASE THE NUMBER
                      OF AUTHORIZED SHARES OF COMMON STOCK

           On April 17, 1996, the Board of Directors adopted a resolution approving a proposal to amend Article III of the Company's Articles of Incorporation in order to increase the number of shares of Common Stock which the Company is authorized to issue from 20,000,000 to 35,000,000. The Board of Directors determined that such amendment is advisable and directed that the proposed amendment be considered at the Meeting. The amendment will not affect the number of shares of Preferred Stock authorized, which is 2,000,000 shares, par value $1.00 per share.

PURPOSES AND EFFECTS OF  INCREASING  THE NUMBER OF  AUTHORIZED  SHARES OF COMMON
STOCK

           The proposed amendment will increase the number of shares of Common Stock which the Company is authorized to issue from 20,000,000 to 35,000,000. The additional 15,000,000 shares will be a part of the existing class of Common Stock, and if and when issued, will have the same rights and privileges as the shares of Common Stock presently issued and outstanding. The holders of Common Stock of the Company are not entitled to preemptive rights.

           The Company has no present plans, understandings, or agreements for the issuance or use of the proposed additional shares of Common Stock. However, the Board of Directors believes that the proposed increase is desirable so that, as the need may arise, the Company will have more financial flexibility and be able to issue shares of Common Stock, without the delay of a special shareholders' meeting, in connection with possible additional equity financings, future opportunities for expanding the business through acquisitions or investments, and management incentive and employee benefit plans. The Company is engaged in efforts to identify businesses which are complementary to the Company's business and which enhance stockholder value as acquisition targets. There can be no assurance that acquisition opportunities will be available or that the Company will have sufficient resources to consummate any such acquisition.

           The authority of the Board of Directors to issue Common Stock could also potentially be used to discourage attempts by others to obtain control of the Company through merger, tender offer, proxy contest or otherwise by making such attempts more difficult or costly to achieve.

           If the proposed amendment is adopted there will be approximately 16,470,145 authorized shares that are not outstanding, reserved for issuance or held in the treasury of the Company. As of April 26, 1996 the Company had 3,332,655 shares of Common Stock issued, of which 1,183 were held in the treasury of the Company, and 15,197,200 are reserved for issuance upon exercise or conversion of certain rights.

NO DISSENTER'S RIGHTS

           Under Florida law, stockholders are not entitled to dissenter's rights with respect to the proposed amendment.

           THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

                                   PROPOSAL 3

           PROPOSAL TO APPROVE GRANT OF OPTIONS TO EXECUTIVE OFFICERS


           On April 19, 1996, the Board of Directors, with James R. Murphy, Robert M. Stote, M.D. and Michael D. Price abstaining from the vote, granted 600,000, 500,000 and 400,000 non-qualified, performance vesting stock options (the "Performance Options") to each of Mr. Murphy, Dr. Stote and Mr. Price, respectively, subject to shareholder approval.

           The Performance Options will be exercisable for a term of ten years, with one-third of such options vesting and becoming exercisable when the closing price of the Company's Common Stock on the American Stock Exchange equals or exceeds the exercise price of $2.89 (110% of the closing price on April 19, 1996); one-third when the closing price equals or exceeds the exercise price of $3.68 (140% of the closing price on April 19, 1996); and one-third when the closing price equals or exceeds the exercise price of $4.73 (180% of the closing price on April 19, 1996).

           The option exercise price may be paid in cash, by check or by any other form of consideration permitted by law. Additionally, Mr. Murphy, Dr. Stote and Mr. Price were granted certain registration rights with respect to the shares of Common Stock issuable upon exercise of such options. No additional options will be granted to Mr. Murphy, Dr. Stote or Mr. Price until April 19, 1999.

           In the event that the number of outstanding shares of Common Stock is increased or decreased or changed into a different number or kind of shares or securities by reason of any merger, share exchange, consolidation, reorganization, recapitalization, reclassification, stock split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company, an adjustment will be made to the remaining outstanding options so that the proportional interest of Mr. Murphy, Dr. Stote and Mr. Price after such an event will be, to the extent practicable, the same as before the event.

FEDERAL INCOME TAX TREATMENT

           The following is a general summary of the federal income tax consequences under current tax law of non-qualified stock options. It does not purport to cover all of the special rules or the state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares.

           An optionee will not recognize taxable income for federal income tax purposes upon the grant of a non- qualified stock option. The optionee recognizes ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price thereof, and the Company is generally entitled to a deduction for such amount on the date of exercise. If the optionee later sells shares acquired pursuant to the non-qualified stock option, he will recognize long-term or short-term capital gain or loss, depending on the period during which he held his shares.


           THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

                                  MISCELLANEOUS

VOTING REQUIREMENTS

           Directors are elected by a plurality of the votes cast at the Meeting at which a quorum is present (Proposal 1). The affirmative vote of the holders of a majority of the votes cast at the Meeting at which a quorum is present will be required to approve the amendment to the Company's Articles of Incorporation (Proposal 2) and to approve the proposal to grant options to the executive officers (Proposal 3). Abstentions and broker non-votes with respect to any matter are not considered cast with respect to that matter.

INDEPENDENT AUDITORS

           On June 6, 1994, Price Waterhouse declined to stand for re-election as the Company's independent public accountant. There was no adverse opinion or disclaimer of opinion, or modification as to uncertainty, audit scope or accounting principles contained in the reports of Price Waterhouse for the fiscal years ended December 31, 1993 and June 30, 1992 or the six month transition period ended December 31, 1992, other than the inclusion in Price Waterhouse's reports relating to the periods ended December 31, 1992 and 1993 of a statement as to an uncertainty regarding the ability of the Company to continue as a going concern.

           During the Company's fiscal periods covered by Price Waterhouse's reports and the subsequent interim period preceding Price Waterhouse's decision not to stand for re-election on June 6, 1994, there were no disagreements with Price Waterhouse on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Price Waterhouse, would have caused Price Waterhouse to make reference in connection with its report concerning the Company's financial statements to the subject matter of the disagreements other than as set forth below.

           For the fiscal year ended June 30, 1992, Price Waterhouse reported material weaknesses indicating that during much of fiscal 1992, European financial management personnel were not in place, uniform accounting policies and reporting procedures were not clearly established and certain corporate documents, such as Board of Directors meeting minutes, contractual agreements and documents filed with the Securities and Exchange Commission, were not contemporaneously available from management and signed copies of such documents were not readily available. These items were discussed with the Audit Committee of the Company's Board of Directors and, during the year ended December 31, 1993, were resolved to the satisfaction of Price Waterhouse. The Price Waterhouse report to the Audit Committee for the year ended December 31, 1993 did not contain any material weaknesses. The Company authorized Price Waterhouse to respond fully to the inquiries of a successor accountant concerning all subject matters.

           The Audit Committee of the Board of Directors of the Company selected Deloitte & Touche LLP to serve as the Company's independent auditors for the year ended December 31, 1995 and for the year ending December 31, 1996. Representatives of Deloitte & Touche LLP, are expected to be present at the Meeting with the opportunity to make a statement if they so desire and to be available to respond to appropriate questions by stockholders.

STOCKHOLDER PROPOSALS

          From time to time stockholders may present proposals for consideration at a meeting which may be proper subjects for inclusion in the proxy statement and form of proxy related to that meeting. Stockholder proposals intended to be included in the Company's proxy statement and form of proxy relating to the Company's 1997 Annual Meeting of Stockholders must be received by the Company at its principal offices, One Urban Centre, Suite 550, 4830 West Kennedy Blvd., Tampa, Florida 33609 by January 9, 1997. Any such proposals, as well as any questions relating thereto, should be directed to the Secretary of the Company at such address.

ADDITIONAL INFORMATION

          The cost of solicitation of Proxies, including the cost of reimbursing banks, brokers and other nominees for forwarding Proxy solicitation material to the beneficial owners of shares held of record by them and seeking instructions from such beneficial owners, will be borne by the Company. The Company has engaged Morrow & Co., Inc. to solicit Proxies and has agreed to pay Morrow & Co, Inc. a fee of $4,000 plus their accountable expenses in connection with the solicitation. Proxies may also be solicited without extra compensation by certain officers and regular employees of the Company. Proxies may be solicited by mail and, if determined to be necessary, by telephone, telegraph or personal interview.

OTHER MATTERS

          Management does not intend to bring before the Meeting any matters other than those specifically described above and knows of no matters other than the foregoing to come before the Meeting. If any other matters or motions properly come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their judgment on such matters or motions, including any matters dealing with the conduct of the Meeting.

                                              By Order of the Board of Directors

                                              /s/ Michael D. Price
                                              ----------------------------------
                                              MICHAEL D. PRICE
                                              Secretary

Tampa, Florida
May 3, 1996

                          BENTLEY PHARMACEUTICALS, INC.


                 ANNUAL MEETING OF STOCKHOLDERS - JUNE 14, 1996
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints, as proxies for the undersigned, James R. Murphy, Dr. Robert M. Stote and Michael D. Price and each of them, with full power of substitution, to vote all shares of Common Stock of the undersigned in Bentley Pharmaceuticals, Inc. (the "Company") at the Annual Meeting of Stockholders of the Company to be held at the Downtown Athletic Club, 19 West Street, New York, New York 10004 on June 14, 1996, at 8:00 a.m., local time (the receipt of Notice of which meeting and the Proxy Statement accompanying the same being hereby acknowledged by the undersigned), or at any adjournments thereof, upon the matters described in the Notice of Annual Meeting and Proxy Statement and upon such other business as may properly come before such meeting or any adjournments thereof, hereby revoking any proxies heretofore given.

           EACH PROPERLY EXECUTED PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ON THE REVERSE SIDE HEREOF. IF NO SPECIFICATIONS ARE MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" THE LISTED NOMINEES, "FOR" APPROVAL OF THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION INCREASING THE NUMBER OF SHARES OF COMMON STOCK, $.02 PAR VALUE, AUTHORIZED FOR ISSUANCE FROM 20,000,000 TO 35,000,000 SHARES OF COMMON STOCK AND "FOR" APPROVAL OF THE GRANT OF STOCK OPTIONS TO THE COMPANY'S EXECUTIVE OFFICERS.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

Please mark boxes [X] in blue or black ink.

Election of Directors:

FOR ALL NOMINEES                 [ ]       WITHHOLD AUTHORITY          [ ]
                                           to vote for all nominees

                   (James R. Murphy and Robert M. Stote, M.D.)

(INSTRUCTION: To withhold authority for any individual nominee, strike a line through the nominee's name in the list above)

Approval of an amendment to the Company's Articles of Incorporation increasing the number of shares of Common Stock, $.02 par value, authorized for issuance from 20,000,000 to 35,000,000 shares of Common Stock.

FOR                [ ]
AGAINST            [ ]
ABSTAIN            [ ]

Approval of the grant of options to the Company's executive officers.

FOR                [ ]
AGAINST            [ ]
ABSTAIN            [ ]

                              NOTE: Please date and sign your name or names exactly as set forth hereon. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are acting. Proxies by corporations should be signed by a duly authorized officer and should bear the corporate seal.



                              Dated: __________________________, 1996

                              _____________________________________

                              _____________________________________

                              Signature of Stockholder(s)

                              _____________________________________

                              Print Name(s)

Please Sign and Return the Proxy Promptly in the Enclosed Envelope.